UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 26, 2012

COMMUNITY WEST BANCSHARES

(Exact Name of Registrant as Specified in Its Charter)

California

(State or Other Jurisdiction

of Incorporation)

000-23575	77-0446957
(Commission File Number)	(IRS Employer Identification No.)

445 Pine Avenue, Goleta, California	93117
(Address of Principal Executive Offices)	(Zip Code)

(805) 692-5821

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Community West Bancshares (the “Company”) files this Current Report on Form 8-K to report that its wholly-owned subsidiary bank, Community West Bank, Goleta, California (the “Bank,”) has stipulated to the issuance of a Consent Order (the “Order”) by the Office of the Comptroller of the Currency (the “OCC”). The Order became effective on January 26, 2012.

Without admitting or denying any of the alleged charges of unsafe or unsound banking practices and any violations of law, the Bank has agreed to take the following corrective actions to address certain alleged violations of law and/or regulation, as more fully discussed in the Order:

1.	organize a compliance committee to monitor and coordinate the Bank’s compliance with and adherence to the provisions of the Order;

2.	develop and, with prior regulatory approval, implement a strategic plan that establishes objectives for the Bank’s overall risk profile and includes, at a minimum, (a) a mission statement that forms the framework for the establishment of strategic goals and objectives; (b) the strategic goals and objectives, including key financial performance indicators and risk tolerances, to be accomplished; (c) an assessment of strengths, weaknesses, and threats; (d) an identification and prioritization of initiatives and opportunities, including timeframes that take into account the requirements of the Order; (e) a description of the Bank’s targeted market(s) and competitive factors in its identified target market(s) and a description of control systems to mitigate risks in the Bank’s markets; (f) an assessment of the present and planned product lines (assets and liabilities) and the identification of appropriate risk management systems to identify, measure, monitor, and control risks within the product lines; (g) a management employment and succession program to promote the retention and continuity of capable management; (h) assigned responsibilities and accountability for the strategic planning process; and (i) a description of systems and metrics designed to monitor the Bank’s progress in meeting the strategic plan’s goals and objectives;

3.	develop and, with prior regulatory approval, implement a three-year capital plan that is consistent with the Bank’s strategic plan to achieve and thereafter maintain at all times (a) Tier 1 capital at least equal to nine percent (9.00%) of adjusted total assets; and (b) total risk-based capital at least equal to twelve percent (12%) of risk-weighted assets;

4.	adopt and take the necessary steps to implement corporate governance and decision-making processes to correct the Bank’s deficiencies in management leadership and Board oversight;

5.	prepare and submit for prior regulatory non-objection, a written program designed to ensure that the risk associated with the Bank’s loan portfolio are properly reflected and accounted for on the Bank’s books and records;

6.	prepare and submit for prior regulatory non-objection, a written program designed to achieve compliance with financial accounting standards to include, at a minimum, provisions requiring that: (a) the Bank’s loan and other assets are timely designated as troubled debt restructurings in accordance with the instructions for preparation of public reports and consistent with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 310-40 (pre-codification reference: Statement of Financial Accounting Standards (“FAS”) Statement No. 15) and Accounting Standards Update 2011-2; (b) the Bank’s loans and other assets are timely designated as impaired and impairment timely measured, consistent with ASC 310-10 (pre-codification reference: FAS Statement No. 114); and (c) officers and other appropriate personnel are held accountable, including in performance evaluations and compensation, for failing to appropriately and timely comply with this requirement of the Order;

7.	employ a qualified, independent consultant or firm to perform semi-annual asset quality reviews of the Bank’s loan portfolio, with the first report due no later than June 30, 2012;

8.	adopt, implement and thereafter ensure adherence to a written program designed to protect the Bank’s interest in assets exhibiting a higher degree of risk;

9.	adopt, implement and thereafter ensure adherence to a written program for the maintenance of an adequate Allowance for Loan and Lease Losses (“Allowance”) that is consistent with the comments on maintaining a proper ALLL found in the Interagency Policy Statement on the Allowance contained in OCC Bulletin 2006-47 (December 13, 2006) and with “Allowance for Loan and Lease Losses,” booklet A-ALLL of the Comptroller’s Handbook;

10.	the Bank’s Board shall review and revise the other real estate section (“OREO”) section of the Bank’s loan policy to: (a) address proper accounting procedures for OREO properties from transfer to the Bank and until and upon sale to a third party; (b) address proper accounting treatment for OREO when Small Business Administration guarantees and senior debt must be considered; (c) include procedures to require timely appraisals pursuant to 12 C.F.R. § 34.85 and 12 C.F.R. Part 34, Subpart C; and (d) establish targeted write-downs at periodic intervals in the event that marketing strategies are unsuccessful;

11.	adhere to and implement the Bank’s liquidity risk management program, including assessing the following on an ongoing basis: (a) current and projected funding needs; (b) ensuring sufficient liquidity exists to meet current and projected needs; (c) efforts to reduce reliance on high cost funding and wholesale funding sources; and (d) compliance with the restrictions against brokered deposits in 12 C.F.R. § 337.6. (b) the identification and amount of delinquent and nonaccrual loans; and

12.	the Bank’s Board shall require and the Bank shall immediately take all necessary steps to correct alleged violations of law, rule, or regulation.

The Order also requires that the Bank furnish periodic written progress reports to the OCC detailing the form and manner of any actions taken to secure compliance with the Order.

The description of the Order set forth in this Item 1.01 is qualified in its entirety by reference to the Order, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.	Description

10.1	Stipulation to the Issuance of a Consent Order and Consent Order, effective January 26, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2012	COMMUNITY WEST BANCSHARES

	By:	/s/ CHARLES G. BALTUSKONIS
Charles G. Baltuskonis
Executive Vice President and
Chief Financial Officer

4